UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2016

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 20, 2016, Bluerock Residential Growth REIT, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated July 14, 2016 (the “Form 8-K”) in conjunction with the acquisition of 90% indirect equity interest in a 336-unit apartment community formerly known as Tenside Apartments, or the Tenside Property, located in Atlanta, Georgia. The Tenside Apartments has been rebranded as ARIUM Westside.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Tenside Property, which financial statements are filed as an exhibit hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Real Estate Acquired

Tenside Apartments

Independent Auditor’s Report

Historical Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2015 and the Six Months Ended June 30, 2016 and 2015

Notes to Historical Statements of Revenues and Certain Direct Operating Expenses

(b)

Pro Forma Financial Information

Bluerock Residential Growth REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016 (unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2015 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2015 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2016 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2016 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015 (unaudited)

2

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2016 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of BDO USA, LLP

3

Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2015 of Tenside Apartments (the “Property”) and the related notes (“Historical Statement”).

Management’s Responsibility for the Historical Statement

Management is responsible for the preparation and fair presentation of the Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

4

Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of Tenside Apartments for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of Tenside Apartments’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

New York, New York

September 29, 2016

5

Tenside Apartments

Historical Statements of Revenues and

Certain Direct Operating Expense

(Dollars in thousands)

	Year Ended December 31, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
		(Unaudited)	(Unaudited)
Revenues
Rental income	$5,741	$2,942	$2,779
Other rental revenue	212	112	108

Total Revenues	5,953	3,054	2,887

Certain Direct Operating Expenses
Property operating expenses	1,244	617	579
Property taxes	741	414	321

Total Certain Direct Operating Expenses	1,985	1,031	900

Revenues in Excess of Certain Direct Operating Expenses	$3,968	$2,023	$1,987

See accompanying notes to historical statements of revenues and certain direct operating expenses.

6

Tenside Apartments

Notes to Historical Statements of Revenues and Certain Direct Operating Expenses

1.	Business

Tenside Apartments (the “Property”), a multi-family apartment community located in Atlanta, Georgia, was acquired pursuant to a purchase agreement between an affiliate of Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership) and Waterton Tenside Owner, LLC on July 14, 2016.

2.	Basis of Presentation

The accompanying Historical Statements of Revenues and Certain Direct Operating Expenses (“Historical Statement”) have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Statements have been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

In preparation of the accompanying Historical Statements, subsequent events were evaluated for recognition or disclosure through September 29, 2016, which is the date the Historical Statements were available to be issued.

3.	Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with the Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the six month periods ended June 30, 2016 and 2015.

4.	Revenues

The Property contains 336 units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Other rental revenue consists of charges billed to tenants for pet, administrative, application and other fees and is recognized when earned.

5.	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs include administrative, maintenance, marketing, personnel costs, utilities, taxes and insurance, repairs, and improvements. Costs such as depreciation, amortization, interest, and professional fees are excluded.

7

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2015, and as of and for the six months ended June 30, 2016 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheets, as of December 31, 2015 and June 30, 2016, and statement of operations for the year ended December 31, 2015, and six months ended June 30, 2016, have been prepared to provide pro forma financial information with regard to the Tenside Apartments acquisition on July 14, 2016, which the Company expects to consolidate and includes pro forma information for each of the transactions described below for which pro forma information has been provided in previous filings. The unaudited pro forma financial information gives effect to:

(1)

The purchase of a 96.0% indirect interest in Park & Kingston on March 16, 2015, which the Company consolidates on its balance sheet.

The purchase of a 94.6% indirect interest in Fox Hill on March 26, 2015, which the Company consolidates on its balance sheet.

The preferred investment in Whetstone on May 20, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $12.9 million, and the preferred investment will earn 15% annually.

The purchase of a 100.0% direct interest in Ashton I on August 19, 2015, which the Company consolidates on its balance sheet.

The purchase of a 95.0% indirect interest in ARIUM Palms on August 20, 2015, which the Company consolidates on its balance sheet.

The purchase of a 95.0% indirect interest in Sovereign Property on October 29, 2015, which the Company consolidates on its balance sheet.

The purchase of a 95.0% indirect interest in Sorrel Property, formerly referred to as the Phillips Creek Property, on October 29, 2015, which the Company consolidates on its balance sheet.

The purchase of a 100.0% interest in Park & Kingston II on November 30, 2015, which the Company consolidates on its balance sheet.

The purchase of a 100.0% interest in Ashton II on December 14, 2015, which the Company consolidates on its balance sheet.

The purchase of a 95.0% indirect interest in ARIUM Gulfshore, formerly referred to as Summer Wind, on January 5, 2016, which the Company consolidates on its balance sheet.

The purchase of a 95.0% indirect interest in ARIUM at Palmer Ranch, formerly referred to as Citation Club, on January 5, 2016, which the Company consolidates on its balance sheet.

The purchase of a 100.0% indirect interest in The Preserve at Henderson Beach, formerly referred to as Alexan Henderson Beach, on March 15, 2016, which the Company consolidates on its balance sheet.

8

The preferred investment in Alexan Southside on January 12, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $17.3 million, and the preferred investment will earn 15.0% annually.

The preferred investment in Cheshire Bridge Property on May 29, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $16.4 million, and the preferred investment will earn 15% annually.

The preferred investment in Domain 1 on November 20, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $3.7 million, and the preferred investment will earn 15.0% annually.

The preferred investment in Lake Boone on December 18, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $9.9 million, and the preferred investment will earn 15.0% annually.

The preferred investment in West Morehead on January 6, 2016, which the Company records under the equity method on its balance sheet. To date the Company has funded $3.5 million, and the preferred investment will earn 15.0% annually.

The completion of the Company’s underwritten offering of 2,875,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on October 21, 2015, or the October 2015 Series A Preferred Offering.

The completion of the Company’s underwritten offering of 2,300,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on April 25, 2016, or the April 2016 Series A Preferred Offering.

The completion of the Company’s underwritten offering of 400,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on May 26, 2016, or the May 2016 Series A Preferred Offering.

The completion of the Company’s underwritten offering of 2,300,000 shares of 7.625% Series C Cumulative Redeemable Preferred Stock on July 19, 2016, or the Series C Preferred Offering.

(2)

The sale of the Company’s 100.00% direct equity interest in the North Park Towers property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

The sale of the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the Springhouse at Newport News asset and the subsequent reinvestment.

The pro forma condensed consolidated balance sheets assumes that the Tenside Apartments acquisition and the April 2016 Series A Preferred Offering, the April 2016 Series A Preferred Offering and the Series C Preferred Offering transactions referred to above occurred on December 31, 2015.

The pro forma consolidated statement of operations assume the transactions referred to above occurred on January 1, 2015.

9

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

(Continued)

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

The pro forma financial statements do not reflect the following:

•	the operations of the Estates at Perimeter, Grove at Waterford, Berry Hill, Oak Crest Villas, North Park Towers, and Springhouse at Newport News properties in the statement of operations, as these assets have been sold; and

•	the net proceeds from the sale of the North Park Towers Property and the Springhouse at Newport News Property and subsequent reinvestment; and

•	the investment of net proceeds from the October 2015 Series A Preferred Offering, the April 2016 Series A Preferred Offering, the May 2016 Series A Preferred Offering and the Series C Preferred Offering.

All completed acquisitions are accounted for using the acquisition method of accounting. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”). The purchase prices were allocated to the acquired assets and liabilities based on their estimated fair values at the dates of acquisition. The preliminary measurements of fair value reflected below are subject to change. The Company expects to finalize the purchase price allocations as soon as practicable, but no later than one year from each property’s respective acquisition date.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

10

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2016

(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Tenside Property (b)	Series A Preferred Offering (c)	Series C Preferred Offering (d)	Disposals / Held for Sale Items (e)	Pro Forma Total
ASSETS
Net Real Estate Investments
Land	$80,637	$8,657	$-	$-	$-	$89,294
Building and improvements	562,769	63,208	-	-	-	625,977
Furniture, fixtures and equipment	19,846	590	-	-	-	20,436
Total Gross Operating Real Estate Investments	663,252	72,455	-	-	-	735,707
Accumulated depreciation	(29,403)	-	-	-	-	(29,403)
Total Net Operating Real Estate Investments	633,849	72,455	-	-	-	706,304
Operating real estate held for sale, net	30,931	-	-	-	(30,931)	-
Total Net Real Estate Investments	664,780	72,455	-	-	(30,931)	706,304
Cash and cash equivalents	91,110	(20,493)	-	55,289	-	125,906
Restricted cash	9,642	-	-	-	-	9,642
Due from affiliates	951	-	-	-	-	951
Accounts receivables, prepaid and other assets	7,787	-	-	-	-	7,787
Preferred equity investments and investments in unconsolidated real estate joint ventures	83,564	-	-	-	-	83,564
In-place lease intangible assets, net	851	2,045	-	-	-	2,896
Non-real estate assets associated with operating real estate held for sale	346	-	-	-	(346)	-
Total Assets	$859,031	$54,007	$-	$55,289	$(31,277)	$937,050

LIABILITIES AND EQUITY
Mortgages payable	$456,451	$51,730	$-	$-	$-	$508,181
Mortgage payable associated with operating real estate held for sale	23,505	-	-	-	(23,505)	-
Accounts payable	691	-	-	-	-	691
Other accrued liabilities	10,719	-	-	-	-	10,719
Due to affiliates	1,680	-	-	-	-	1,680
Distributions payable	4,994	-	-	-	-	4,994
Liabilities associated with operating real estate held for sale	406	-	-	-	(406)	-
Total Liabilities	498,446	51,730	-	-	(23,911)	526,265

8.250% Series A Cumulative Redeemable Preferred Stock	138,024	-	75	-	-	138,099
Series B Redeemable Preferred Stock	1,658	-	-	-	-	1,658
7.625% Series C Cumulative Redeemable Preferred Stock	-	-	-	55,409	-	55,409

Stockholders' Equity
Preferred stock, $0.01 par value, 238,975,000 shares authorized; none issued and outstanding	-	-	-	-	-	-
Class A common stock, $0.01 par value,
747,586,185 shares authorized;
19,565,468 shares issued and outstanding, historical and pro forma	196	-	-	-	-	196
Additional paid-in-capital	252,648	-	-	-	572	253,220
Distributions in excess of cumulative earnings	(62,633)	-	(75)	(120)	(5,922)	(68,750)
Total Stockholders' Equity	190,211	-	(75)	(120)	(5,350)	184,666
Noncontrolling Interests
Operating Partnership Units	2,595	-	-	-	-	2,595
Partially Owned Properties	28,097	2,277	-	-	(2,016)	28,358
Total Noncontrolling interests	30,692	2,277	-	-	(2,016)	30,953
Total Equity	220,903	2,277	(75)	(120)	(7,366)	215,619
TOTAL LIABILITIES AND EQUITY	$859,031	$54,007	$-	$55,289	$(31,277)	$937,050

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

11

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2016

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of June 30, 2016.

(b)	The purchase of a 90.0% direct interest in Tenside Apartments for a purchase price of $74.5 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $52.2 million mortgage loan associated with this asset.

(c)	Reflects an adjustment for accretion on the Company’s underwritten offerings of 2,700,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock in 2016.

(d)

The completion of the Company’s underwritten offering of 2,300,000 shares of 7.625% Series C Cumulative Redeemable Preferred Stock on July 19, 2016, or the Series C Preferred Offering, including accretion.

(e)	Reflect the sale of the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, to a non-affiliated buyer, and the paydown of the mortgage payable, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the Springhouse at Newport News asset and the subsequent reinvestment.

12

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2015

(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Tenside Property (b)	ARIUM Gulfshore (c)	ARIUM at Palmer Ranch (d)	Preserve at Henderson Beach (e)	Series A Preferred Offering (f)	Series C Preferred Offering (g)	Sold and Held for Sale Properties (h)	Pro Forma Total
ASSETS
Net Real Estate Investments
Land	$65,057	$8,657	$10,000	$7,800	$4,100	$-	$-	$(6,500)	$89,114
Building and improvements	474,608	63,208	35,161	29,712	49,408	-	-	(27,860)	624,237
Furniture, fixtures and equipment	17,155	590	886	885	708	-	-	(1,371)	18,853
Total Gross Operating Real Estate Investments	556,820	72,455	46,047	38,397	54,216	-	-	(35,731)	732,204
Accumulated depreciation	(23,437)	-	-	-	-	-	-	4,236	(19,201)
Total Net Operating Real Estate Investments	533,383	72,455	46,047	38,397	54,216	-	-	(31,495)	713,003
Operating real estate held for sale, net	-	-	-	-	-	-	-	-	-
Total Net Real Estate Investments	533,383	72,455	46,047	38,397	54,216	-	-	(31,495)	713,003
Cash and cash equivalents	68,960	(20,493)	(13,913)	(11,928)	(10,291)	64,749	55,289	-	132,373
Restricted cash	11,669	-	-	-	(6,733)	-	-	(266)	4,670
Due from affiliates	861	-	-	-	-	-	-	-	861
Accounts receivables, prepaid and other assets	6,742	-	-	-	-	-	-	(80)	6,662
Preferred equity investments and investments in unconsolidated real estate joint ventures	75,223	-	-	-	-	-	-	-	75,223
In-place lease intangible assets, net	2,389	2,045	953	853	1,061	-	-	-	7,301
Deferred financing costs, net	3,535	420	271	231	748	-	-	(4)	5,201
Non-real estate assets associated with operating real estate held for sale	-	-	-	-	-	-	-	-	-
Total Assets	$702,762	$54,427	$33,358	$27,553	$39,001	$64,749	$55,289	$(31,845)	$945,294

LIABILITIES AND EQUITY
Mortgages payable	$383,637	$52,150	$32,626	$26,925	$39,001	$-	$-	$(23,895)	$510,444
Mortgage payable associated with operating real estate held for sale	-	-	-	-	-	-	-	-	-
Accounts payable	587	-	-	-	-	-	-	(40)	547
Other accrued liabilities	7,013	-	-	-	-	-	-	(364)	6,649
Due to affiliates	1,485	-	-	-	-	-	-	-	1,485
Distributions payable	3,163	-	-	-	-	-	-	-	3,163
Liabilities associated with operating real estate held for sale	-	-	-	-	-	-	-	-	-
Total Liabilities	395,885	52,150	32,626	26,925	39,001	-	-	(24,299)	522,288

8.250% Series A Cumulative Redeemable Preferred Stock	69,165	-	-	-	-	65,354	-	-	134,519
Series B Redeemable Preferred Stock	-	-	-	-	-	-	-	-	-
7.625% Series C Cumulative Redeemable Preferred Stock	-	-	-	-	-	-	55,530	-	55,530

Stockholders' Equity
Preferred stock, $0.01 par value, 246,975,000 shares authorized; none issued and outstanding	-	-	-	-	-	-	-	-	-
Class A common stock, $0.01 par value,
747,586,185 shares authorized;
19,202,112 shares issued and outstanding, historical and pro forma	192	-	-	-	-	-	-	-	192
Class B-3 common stock, $0.01 par value;
804,605 shares authorized;
353,629 shares issued and outstanding, historical and pro forma	4	-	-	-	-	-	-	-	4
Additional paid-in-capital	248,484	-	-	-	-	-	-	572	249,056
Distributions in excess of cumulative earnings	(41,496)	-	-	-	-	(605)	(241)	(6,096)	(48,438)
Total Stockholders' Equity	207,184	-	-	-	-	(605)	(241)	(5,524)	200,814
Noncontrolling Interests
Operating Partnership Units	2,908	-	-	-	-	-	-	-	2,908
Partially Owned Properties	27,620	2,277	732	628	-	-	-	(2,022)	29,235
Total Noncontrolling interests	30,528	2,277	732	628	-	-	-	(2,022)	32,143
Total Equity	237,712	2,277	732	628	-	605	(241)	(7,546)	232,957
TOTAL LIABILITIES AND EQUITY	$702,762	$54,427	$33,358	$27,553	$39,001	$64,749	$55,289	$(31,845)	$945,294

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

13

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2015

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-K as of December 31, 2015.

(b)	The purchase of a 90.0% direct interest in Tenside Apartments for a purchase price of $74.5 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $52.2 million mortgage loan associated with this asset.

(c)

The purchase of a 95.0% indirect interest in the ARIUM Gulfshore, formerly referred to as Summer Wind Apartments, on January 5, 2016 for a purchase price of $47.0 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $32.6 million mortgage loan associated with this asset.

(d)	The purchase of a 95.0% indirect interest in the ARIUM at Palmer Ranch, formerly referred to as Citation Club on Palmer Ranch, on January 5, 2016 for a purchase price of $39.3 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $26.9 million mortgage loan associated with this asset.

(e)	The purchase of a 100% interest in The Preserve at Henderson Beach, formerly referred to as Alexan Henderson Beach, on March 15, 2016 for a purchase price of $53.7 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $37.3 million mortgage loan along with a fair value adjustment of $1.7 million associated with this acquisition.

(f)	The completion of the Company’s underwritten offering of 2,300,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on April 25, 2016, or the April 2016 Series A Preferred Offering, and 400,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on May 26, 2016, or the May 2016 Series A Preferred Offering, including accretion.

(g)	The completion of the Company’s underwritten offering of 2,300,000 shares of 7.625% Series C Cumulative Redeemable Preferred Stock on July 19, 2016, or the Series C Preferred Offering, including accretion.

(h)	Reflect the sale of the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, to a non-affiliated buyer, and the paydown of the mortgage payable, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the Springhouse at Newport News asset and the subsequent reinvestment.

14

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Tenside Property (b)		ARIUM Gulfshore (c)		ARIUM at Palmer Ranch (d)		Preserve at Henderson Beach (e)		Sold and Held for Sale Properties (f)	Other items (g)	Pro Forma Total
Revenue
Net rental income	$33,441	$2,942		$-		$-		$983		$(2,027)	$-	$35,339
Other property revenues	1,592	112		-		-		58		(112)	-	1,650
Total revenues	35,033	3,054		-		-		1,041		(2,139)	-	36,989
Expenses
Property operating	13,982	1,149		-		-		324		(822)	-	14,633
General and administrative	2,978	-		-		-		-		-	-	2,978
Management fees	2,629	-		-		-		-		-	-	2,629
Acquisition costs	1,457	-		-		-		-		-	-	1,457
Depreciation and amortization	15,298	757	(h)	(672	)(h)	(605	)(h)	(114	)(h)	(644)	(2,357)	11,663
Total expenses	36,344	1,906		(672)		(605)		210		(1,466)	(2,357)	33,360

Operating (loss) income	(1,311)	1,148		672		605		831		(673)	2,357	3,629

Other income (expense)
Preferred returns and equity in income of unconsolidated real estate joint ventures	5,543	-		-		-		-		-	-	5,543
Interest expense, net	(8,817)	(990	)(i)	(15	)(j)	(13	)(k)	(328	)(l)	421	-	(9,742)
Total other (expense) income	(3,274)	(990)		(15)		(13)		(328)		421	-	(4,199)

Net (loss) income	(4,585)	158		657		592		503		(252)	2,357	(570)
Preferred stock dividends	(4,451)	-		-		-		-		-	(3,584)	(8,035)
Preferred stock accretion	(293)	-		-		-		-		-	(130)	(423)
Net (loss) income attributable to noncontrolling interests
Operating partnership units	(136)	-		-		-		-		-	128	(8)
Partially-owned properties	(14)	16		33		30		-		(59)	-	6
Net (loss) income attributable to noncontrolling interests	(150)	16		33		30		-		(59)	128	(2)
Net (loss) income attributable to common stockholders	$(9,179)	$142		$624		$562		$503		$(193)	$(1,485)	$(9,026)

Loss per common share
Net Loss Per Common Share - Basic	$(0.45)											$(0.44)
Net Loss Per Common Share - Diluted	$(0.45)											$(0.44)

Weighted Average Basic Common Shares Outstanding	20,604,124											20,604,124
Weighted Average Diluted Common Shares Outstanding	20,604,124											20,604,124

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

15

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2016.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Tenside Property on July 14, 2016 as if these assets had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2016. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.76 million and increasing interest expense $0.99 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Gulfshore Property on January 5, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2016. Pro forma adjustments to historical results included: decreasing depreciation and amortization $0.67 million and increasing interest expense $0.02 million.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM at Palmer Ranch Property on January 5, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2016. Pro forma adjustments to historical results included: decreasing depreciation and amortization $0.61 million and increasing interest expense $0.01 million.

(e)

Represents adjustments to historical operations of the Company to give effect to the purchase of the Preserve at Henderson Beach Property on March 15, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2016. Pro forma adjustments to historical results included: decreasing depreciation and amortization $0.11 million and increasing interest expense $0.33 million.

(f)	Reflect the sale of the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, to a non-affiliated buyer, which was included in the Company’s historical consolidated statement of operations.

(g)	Other items have been adjusted to reflect:

•	Ashton I amortization expense decreasing by $0.28 million related to amortization of in-place leases as if this asset had been acquired on January 1, 2015.

•	ARIUM Palms amortization expense decreasing by $0.24 million related to amortization of in-place leases as if this asset had been acquired on January 1, 2015.

•	Sorrel amortization expense decreasing by $0.75 million related to amortization of in-place leases as if this asset had been acquired on January 1, 2015.

•	Sovereign amortization expense decreasing by $0.68 million related to amortization of in-place leases as if this asset had been acquired on January 1, 2015.

•	Ashton II amortization expense decreasing by $0.40 million related to amortization of in-place leases as if this asset had been acquired on January 1, 2015.

•	increasing preferred distributions by $2.19 million to reflect the 7.625% Series C Cumulative Redeemable Preferred Stock distributions as if the proceeds of the July 2016 Preferred Offering were received on January 1, 2015.

16

•

increasing preferred distributions by $1.4 million to reflect the 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the April 2016 Preferred Offering and the May 2016 Preferred Offering were received on January 1, 2015.

•	increasing preferred accretion by $0.13 million for the 8.250% Series A and 7.625% Series C Cumulative Redeemable Preferred Stock distributions.

•	the operating partnership units’ interest in the consolidated property’s net income (loss).

(h)	Represents depreciation and amortization expense adjustment to historical results for the six months ended June 30, 2016 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and 3-7 years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(i)	Represents interest expense for the Tenside Property estimated to have been incurred on the $52.2 million mortgage loan which bears a fixed interest rate of 3.68% and matures on August 1, 2023, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(j)

Represents interest expense for the ARIUM Gulfshore Property incurred on the $32.6 million mortgage loan which bears a floating interest rate of 2.17% plus one-month LIBOR and matures on February 1, 2023, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(k)

Represents interest expense for the ARIUM at Palmer Ranch Property estimated to have been incurred on the $26.9 million mortgage loan which bears a floating interest rate of 2.17% plus one-month LIBOR and matures on February 1, 2023, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(l)	Represents interest expense for the Preserve at Henderson Beach Property estimated to have been incurred on the $37.3 million mortgage loan which bears a fixed interest rate of 4.65% and matures on January 5, 2023, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(m)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Registrant’s Form 10-Q for the six months ended June 30, 2016.

17

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Tenside Property (b)		Park & Kingston (c)		Fox Hill (d)		Ashton I (e)		ARIUM Palms (f)		Sovereign (g)		Sorrel (h)		Ashton II (i)		ARIUM Gulfshore (j)		ARIUM at Palmer Ranch (k)		Preserve at Henderson Beach (l)		Preferred Equity Investments (m)	Sold and Held for Sale Properties (n)	Other items (o)	Pro Forma Total
Revenue
Net rental income	$42,259	$5,741		$338		$838		$2,323		$2,088		$1,511		$1,113		$452		$4,097		$3,613		$4,711		$-	$(6,624)	$-	$62,460
Other property revenues	1,996	212		31		88		339		169		177		240		79		461		410		296		-	(448)	-	4,050
Total revenues	44,255	5,953		369		926		2,662		2,257		1,688		1,353		531		4,558		4,023		5,007		-	(7,072)	-	66,510
Expenses
Property operating	17,851	2,218		156		453		993		1,163		704		1,129		471		2,004		2,020		1,387		-	(3,510)	-	27,039
General and administrative	4,108	-		-		-		-		-		-		-		-		-		-		-		-	-	-	4,108
Management fees	4,185	-		-		-		-		-		-		-		-		-		-		-		-	-	-	4,185
Acquisition costs	3,508	-		-		-		-		-		-		-		-		-		-		-		-	(11)	-	3,497
Depreciation and amortization	16,226	3,559	(p)	361	(p)	338	(p)	1,268	(p)	1,164	(p)	2,058	(p)	2,426	(p)	1,094	(p)	2,215	(p)	1,948	(p)	2,724	(p)	-	(1,259)	-	34,122
Total expenses	45,878	5,777		517		791		2,261		2,327		2,762		3,555		1,565		4,219		3,968		4,111		-	(4,780)	-	72,951

Operating (loss) income	(1,623)	176		(148)		135		401		(70)		(1,074)		(2,202)		(1,034)		339		55		896		-	(2,292)	-	(6,441)

Other income (expense)
Other income	62	-		-		-		-		-		-		-		-		-		-		-		-	-	-	62
Preferred returns and equity in income of unconsolidated real estate joint ventures	6,590	-		-		-		-		-		-		-		-		-		-		-		5,080	12	-	11,682
Equity in gain on sale of real estate asset of unconsolidated joint venture	11,303	-		-		-		-		-		-		-		-		-		-		-		-	(11,303)	-	-
Gain on sale of joint venture interests	2,677	-		-		-		-		-		-		-		-		-		-		-		-	(2,677)	-	-
Interest expense, net	(11,366)	(1,979	)(q)	(258	)(r)	(217	)(s)	(889	)(t)	(483	)(u)	(852	)(v)	(928	)(w)	(489	)(x)	(922	)(y)	(768	)(z)	(1,614	)(aa)	-	1,426	-	(19,339)
Total other income (expense)	9,266	(1,979)		(258)		(217)		(889)		(483)		(852)		(928)		(489)		(922)		(768)		(1,614)		5,080	(12,542)	-	(7,595)

Net income (loss)	7,643	(1,803)		(406)		(82)		(488)		(553)		(1,926)		(3,130)		(1,523)		(583)		(713)		(718)		5,080	(14,834)	-	(14,036)
Preferred stock dividends	(1,153)																									(14,730)	(15,883)
Preferred stock accretion	-	-		-		-		-		-		-		-		-		-		-		-		-	-	(846)	(846)
Net income (loss) income attributable to noncontrolling interests	-	-		-		-		-		-		-		-		-		-		-		-		-	-	-
Operating partnership units	35	-		-		-		-		-		-		-		-		-		-		-		-	-	(229)	(194)
Partially-owned properties	5,820	(180)		(18)		1		-		(28)		(29)		(141)		10		(29)		(36)		-		-	(6,066)	1	(695)
Net income (loss) attributable to noncontrolling interests	5,855	(180)		(18)		1		-		(28)		(29)		(141)		10		(29)		(36)		-		-	(6,066)	(228)	(889)
Net income (loss) attributable to common stockholders	$635	$(1,623)		$(388)		$(83)		$(488)		$(525)		$(1,897)		$(2,989)		$(1,533)		$(554)		$(677)		$(718)		$5,080	$(8,768)	$(15,348)	$(29,876)

Earnings (loss) per common share (ab)
Net Income (Loss) Per Common Share - Basic	$0.04																										$(1.72)
Net Income (Loss) Per Common Share - Diluted	$0.04																										$(1.72)

Weighted Average Basic Common Shares Outstanding	17,404,348																										17,404,348
Weighted Average Diluted Common Shares Outstanding	17,417,198																										17,417,198

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

18

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2015.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Tenside Property on July 14, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $3.56 million and increasing interest expense $1.98 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Park & Kingston Property on March 16, 2015 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.36 million and increasing interest expense $0.26 million.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Fox Hill Property on March 26, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.34 million and increasing interest expense $0.22 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton I Property on August 19, 2015 as if these assets had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.27 million and increasing interest expense $0.89 million.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Palms Property on August 20, 2015 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.16 million and increasing interest expense $0.48 million.

(g)

Represents adjustments to historical operations of the Company to give effect to the purchase of the Sovereign Property on October 29, 2015 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.06 million and increasing interest expense $0.85 million.

(h)

Represents adjustments to historical operations of the Company to give effect to the purchase of the Sorrel Property on October 29, 2015 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.43 million and increasing interest expense $0.93 million.

(i)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton II Property on December 14, 2015 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.09 million and increasing interest expense $0.49 million.

19

(j)

Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Gulfshore Property on January 5, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.21 million and increasing interest expense $0.92 million.

(k)

Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM at Palmer Ranch Property on January 5, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.95 million and increasing interest expense $0.77 million.

(l)

Represents adjustments to historical operations of the Company to give effect to the purchase of the Preserve at Henderson Beach Property on March 15, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.72 million and increasing interest expense $1.61 million.

(m)

Represents a convertible preferred equity investment in the West Morehead property on January 6, 2016, Lake Boone Trail on December 18, 2015, Domain Phase 1 on November 20, 2015, Cheshire Bridge on May 29, 2015, Whetstone on May 20, 2015, and Alexan Southside Place on January 12, 2015 as if the assets had been acquired on January 1, 2015 and recorded under the equity method. Additionally, represents an additional convertible preferred equity investment in Alexan CityCentre as if it had taken place on January 1, 2015 and recorded under the equity method. Per the joint venture agreements, the interests the Company acquired earn an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreements, the pro forma statement of operations was adjusted for the following:

Equity in earnings from unconsolidated joint ventures was increased $0.52 million to reflect preferred equity return from the West Morehead property.

Equity in earnings from unconsolidated joint ventures was increased $1.44 million to reflect preferred equity return from Lake Boone Trail.

Equity in earnings from unconsolidated joint ventures was increased $0.50 million to reflect preferred equity return from Domain Phase 1.

Equity in earnings from unconsolidated joint ventures was increased $1.07 million to reflect preferred equity return from Cheshire Bridge.

Equity in earnings from unconsolidated joint ventures was increased $0.81 million to reflect preferred equity return from Whestone.

Equity in earnings from unconsolidated joint ventures was increased $0.60 million to reflect preferred equity return from Alexan Southside Place.

Equity in earnings from unconsolidated joint ventures was increased $0.13 million to reflect preferred equity return from Alexan CityCentre.

(n)	Reflects the sale of the Company’s 100.00% direct equity interest in the North Park Towers property and the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, both to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations. Additionally, reflects the sales of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property and the 42.23% indirect equity interest in the Berry Hill property, to non-affiliated buyers, which were consolidated in the Company’s historical consolidated statement of operations, in each case to non-affiliated buyers.

20

(o)	Other items have been adjusted to reflect:

•	the Company’s purchase of an additional 13.19% indirect interest in Lansbrook Village, which the Company already has a controlling interest in, as if this additional interest had been acquired on January 1, 2015.

•

increasing preferred distributions by $4.78 million to reflect full year of 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the October 2015 Preferred Offering were received on January 1, 2015.

•

increasing preferred distributions by $5.57 million to reflect full year of 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the April 2016 Preferred Offering and May 2016 Preferred Offering were received on January 1, 2015.

•

increasing preferred distributions by $4.38 million to reflect full year of 7.625% Series C Cumulative Redeemable Preferred Stock distributions as if the proceeds of the July 2016 Preferred Offering were received on January 1, 2015.

•	increasing preferred accretion by $0.85 million for the 8.250% Series A and 7.625% Series C Cumulative Redeemable Preferred Stock distributions.

•	the operating partnership units’ interest in the consolidated property’s net income (loss).

(p)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2015 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and three to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(q)	Represents interest expense for the Tenside Property estimated to have been incurred on the $52.2 million mortgage loan which bears a fixed interest rate of 3.68% and matures on August 1, 2023, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(r)

Represents interest expense for the Park & Kingston Property estimated to have been incurred on the $18.43 million mortgage loan which bears a fixed interest rate of 3.41% and matures on April 1, 2020, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(s)

Represents interest expense for the Fox Hill Property estimated to have been incurred on the $26.71 million mortgage loan which bears a fixed interest rate of 3.57% and matures on April 1, 2022, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(t)	Represents interest expense for the Ashton I Property estimated to have incurred on the $31.9 million mortgage loan which bears a fixed interest rate of 4.67% and matures on December 1, 2025, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

21

(u)

Represents interest expense for the ARIUM Palms Property estimated to have been incurred on the $25.0 million mortgage loan which bears a floating interest rate of 2.22% plus one-month LIBOR and matures on September 1, 2022, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(v)	Represents interest expense for the Sovereign Property estimated to have been incurred on the $28.9 million mortgage loan which bears a fixed interest rate of 3.46% and matures on November 10, 2022, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(w)

Represents interest expense for the Sorrel Property estimated to have been incurred on the $38.7 million mortgage loan which bears a floating interest rate of 2.29% plus one-month LIBOR and matures on May 1, 2023, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(x)

Represents interest expense for the Ashton II Property estimated to have been incurred on the $15.27 million mortgage loan which bears a floating interest rate of 2.62% plus one-month LIBOR and matures on January 1, 2026, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(y)

Represents interest expense for the ARIUM Gulfshore Property incurred on the $32.6 million mortgage loan which bears a floating interest rate of 2.17% plus one-month LIBOR and matures on February 1, 2023, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(z)

Represents interest expense for the ARIUM at Palmer Ranch Property estimated to have been incurred on the $26.9 million mortgage loan which bears a floating interest rate of 2.17% plus one-month LIBOR and matures on February 1, 2023, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(aa)	Represents interest expense for the Preserve at Henderson Beach Property estimated to have been incurred on the $37.3 million mortgage loan which bears a fixed interest rate of 4.65% and matures on January 5, 2023, calculated as if the loan were acquired on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(ab)

Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2015.

22

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: September 29, 2016	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

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